UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2015 (February 26, 2015)

Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3555 Timmons Lane, Suite 1550, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K filed February 9, 2015 (relating to an earliest event which occurred on February 4, 2015), is filed solely to indicate that the filing also constitutes a written communication pursuant to Rule 425 under the Securities Act of 1933, as amended, and soliciting material pursuant to Rule 14a-12 of the Exchange Act of 1934, as amended, and to add additional disclosures required by Rule 425, Rule 14a-12 and other related rules. This Amendment No. 1 is filed pursuant to the provisions of Rule 165(e) under the Securities Act of 1933, as amended.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 26, 2015, Lucas Energy, Inc. (the “Company”, “we” and “us”) entered into (a) the Pre-Merger Collaboration Agreement (the “Collaboration Agreement”) by and between the Company, Victory Energy Corporation (“Victory”), Aurora Energy Partners (“Aurora”, of which Victory owns 50%), Navitus Energy Group (which owns the other 50% of Aurora) and AEP Assets, LLC, a wholly-owned subsidiary of Aurora (“Sub”); and (b) the Pre-Merger Loan and Funding Agreement between the Company and Victory (the “Loan Agreement”). Subsequently the parties entered into an Amendment No. 1 to the Pre-Merger Collaboration Agreement on March 3, 2015 (the “First Amendment to Collaboration Agreement”), which amendments affected thereby are included in the discussion of the Collaboration Agreement below. The Company and Victory are parties to a letter of intent setting forth certain non-binding terms and conditions pursuant to which it is planned that the Company and Victory will effectuate a business combination (the “Combination”), subject to among other things, the parties completing due diligence, the mutual negotiation of definitive documents, regulatory approvals and the registration of the securities to be issued to the shareholders of the combined company resulting from the Combination (the “Combined Company”).

Pursuant to the Loan Agreement, Victory agreed to loan the Company up to $2 million, with $250,000 initially loaned on February 26, 2015 (the “Closing” and the “Initial Draw”), and, pursuant to the Collaboration Agreement we agreed to assign Victory all right and interest to five (5) Penn Virginia wells that are scheduled to be funded in February through March 2015 and go into production in April 2015 and two (2) Earthstone Energy/Oak Valley Resources wells that are scheduled to be funded on or before April 1, 2015 and begin production in June or July of 2015, located in Karnes, Lavaca and Gonzales Counties, Texas (the “Well Rights”). Immediately upon the funding by Sub of certain funding requirements associated with the Well Rights (as set forth in greater detail in the Collaboration Agreement, the “Well Funding Requirements”), Victory is required to assign the Well Rights to Aurora, and Aurora is required to assign such Well Rights to Sub.

If the Combination is consummated, then Sub shall become a direct or indirect subsidiary of the Combined Company. If the letter of intent is terminated and/or if a subsequent definitive agreement is entered into and thereafter terminated such that the Combination does not occur, then Sub shall retain ownership of the Well Rights and the Company shall have no claim whatsoever to the Well Rights.

The Initial Draw, and any other amounts borrowed under the Loan Agreement are evidenced by a Secured Subordinated Delayed Draw Term Note issued by the Company in favor of Victory, which is in an initial amount of $250,000 (the “Draw Note”). Borrowings evidenced by the Draw Note accrue interest at the applicable federal rate in effect, with accrued interest payable in one lump sum on maturity. The maturity date of the Draw Note is February 26, 2016 and we have the right to pre-pay any amounts owed under the Draw Note at any time with ten days prior written notice to Victory. Upon the occurrence of an event of default (as described in the Draw Note), the interest rate increases by 5% per annum, Victory can declare the entire outstanding balance of the Draw Note immediately due and payable, and can further take actions to enforce its security interests in the Pledged Shares (as defined below).

Amounts owed under the Draw Note are secured by the pledge of shares of the Company’s common stock pursuant to the terms of a Pledge Agreement between the Company as pledgor and Victory as secured party (the “Pledge Agreement”). Shares pledged pursuant to the Pledge Agreement are to be issued from the Company’s treasury in the name of the Company and held by Victory to secure the repayment of the Draw Note. The number of shares required to be pledged by the Company from time to time under the Pledge Agreement is equal to the amount of each draw under the Loan Agreement divided by the volume weighted average closing stock price of the Company’s common stock (the “VWAP”) on the twenty trading days prior to the closing date of each such draw. Based on the VWAP for the twenty trading days prior to the date of the Initial Draw, the Company was required to pledge 1,100,655 restricted shares to Victory (the “Pledged Shares”) to secure the repayment of the $250,000 Initial Draw. Amounts owed under the Draw Note are also required to be guaranteed by any subsidiaries we form or acquire in the future pursuant to the terms of a Subsidiary Guaranty, provided that as of the date of this filing we do not have any subsidiaries. The Pledged Shares constitute treasury shares and unless and until there is a default under the Loan Agreement or the Draw Note or a failure to satisfy any other obligation thereunder, the Pledged Shares may not be voted by Victory or the Company.

Borrowings under the Loan Agreement are in the discretion of the Company, provided that the total number of shares of common stock of the Company issuable as collateral under the Pledge Agreement may not exceed 19.9% of the total number of outstanding shares of the Company’s common stock as of February 26, 2015, unless the Company receives shareholder approval consistent with the rules of the NYSE MKT. Notwithstanding the above, the Loan Agreement requires the Company and Victory to operate in accordance with a mutually agreed to 12 month budget (the “Budget”), which governs the timing and use of amounts borrowed under the Loan Agreement. The Budget is intended to prioritize the payment of expenses in a manner designed to ensure that the Combination is consummated. The Budget governs the utilization of Lucas’ cash and credit during the period prior to the consummation of the Combination and provides a monthly breakdown of expenses and uses of cash and credit available to the Company. The Company is not allowed to use any of its cash or credit to make payments to any third parties except in accordance with the Budget.

Separately from the pledge requirements described above, the Draw Note provides that upon maturity, the Company may pay such Draw Note in cash or in kind, by the issuance of shares of the Company’s common stock based on the VWAP for the twenty trading days prior to the maturity date, provided that we are then required to register such shares with the Securities and Exchange Commission within sixty days of the maturity date. Additionally, the Draw Note and all obligations thereunder will become intercompany obligations of the Combined Company and forgiven if the Combination is consummated.

The Collaboration Agreement also required Victory to provide Louise H. Rogers, the Company’s senior lender, a Contingent Promissory Note in the amount of $250,000, which accrues interest at the rate of 18% per annum. The Contingent Promissory Note is due and payable within ninety days following the earlier of (a) the date the letter of intent is terminated, or if a subsequent definitive agreement is entered into and thereafter terminated such that the Combination does not occur, the date ninety days from the termination date of such definitive agreement, or (b) the failure of the Sub to satisfy the Well Funding Requirements, which failure is not cured within sixty (60) days of Sub receiving written notice from the Company of such failure. In connection with the issuance of the Contingent Promissory Note, the lender agreed to release the Well Rights from its security interest in order to accommodate the transactions contemplated by the Collaboration Agreement and Loan Agreement.

The foregoing description of the Collaboration Agreement, Loan Agreement, Pledge Agreement, Draw Note, Subsidiary Guaranty, First Amendment to Collaboration Agreement and Contingent Promissory Note, are qualified in their entirety by reference to the full text thereof which are incorporated by reference herein as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and which a form of is incorporated by reference herein as Exhibit C to Exhibit 10.1  (the Collaboration Agreement), to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See the discussion under Item 1.01 above with respect to the Draw Note, which is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The Company claims an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder in connection with the issuance of the Pledged Shares (as defined in Item 1.01 above) and the Draw Note. With respect to the transactions described above, no general solicitation was made either by us or by any person acting on our behalf. The transactions were all privately negotiated, and none involved any kind of public solicitation. No underwriters or agents were involved in the foregoing issuances and the Company paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The recipient (Victory) was an “accredited investor”.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION
10.1*	Pre-Merger Collaboration Agreement by and between the Company, Victory Energy Corporation, Aurora Energy Partners, Navitus Energy Group and Aurora Energy Holdings LLC (February 26, 2015)
10.2*	Pre-Merger Loan and Funding Agreement between the Company and Victory Energy Corporation (February 26, 2015)
10.3*	Pledge Agreement between the Company as pledger and Victory Energy Corporation as secured party (February 26, 2015)
10.4*	Secured Subordinated Delayed Draw Term Note by the Company in favor of Victory Energy Corporation in the initial amount of $250,000 (February 26, 2015)
10.5*	Form of Subsidiary Guaranty (February 26, 2015)
10.6*	Amendment No. 1 to Pre-Merger Collaboration Agreement (March 3, 2015)
99.1**	Press Release dated March 3, 2015

* Filed as exhibits to the Company’s Current Report on Form 8-K filed with the Commission on March 3, 2015, and incorporated herein by reference.
** Furnished hereto.

 Important Information

In connection with the proposed business combination of Victory Energy Corporation and Lucas Energy, Inc., Victory Energy Corporation and Lucas Energy, Inc. intend to file a registration statement containing a proxy statement/prospectus with the Securities and Exchange Commission. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document Lucas Energy, Inc. and/or Victory Energy Corporation may file with the SEC in connection with the proposed transaction. Prospective investors are urged to read the registration statement and the proxy statement/prospectus, when filed as it will contain important information. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Lucas Energy, Inc. and/or Victory Energy Corporation, as applicable. Prospective investors may obtain free copies of the registration statement and the proxy statement/prospectus, when filed, as well as other filings containing information about Lucas Energy, Inc., without charge, at the SEC’s website (www.sec.gov). Copies of Lucas Energy, Inc.’s SEC filings may also be obtained from Lucas Energy, Inc. without charge at Lucas Energy, Inc.’s website (www.lucasenergy.com) or by directing a request to Lucas Energy, Inc. at (713) 528-1881. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Participants in Solicitation

Lucas Energy, Inc. and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding Lucas Energy, Inc.’s directors and executive officers is available in Lucas Energy, Inc.’s Annual Report on Form 10-K for the year ended March 31, 2014 filed with the SEC on June 27, 2014 and Lucas Energy, Inc.’s definitive proxy statement on Schedule 14A, filed with the SEC on February 9, 2015. Additional information regarding the interests of such potential participants will be included in the registration statement and proxy statement/prospectus to be filed with the SEC by Victory Energy Corporation and Lucas Energy, Inc. in connection with the proposed merger and in other relevant documents filed by Lucas Energy, Inc. with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between Lucas Energy, Inc. and Victory Energy Corporation are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about Lucas Energy, Inc. and Victory Energy Corporation, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in Lucas Energy, Inc.’s and Victory Energy Corporation’s most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•   failure to obtain the approval of shareholders of Lucas Energy, Inc. or Victory Energy Corporation in connection with the proposed transaction;

•   the failure to consummate or delay in consummating the proposed transaction for other reasons;

•   the timing to consummate the proposed transaction;

•   the risk that a condition to closing of the proposed transaction may not be satisfied;

•   the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•   Victory Energy Corporation’s or Lucas Energy, Inc.’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•   The ability of either Lucas Energy, Inc. or Victory Energy Corporation to effectively integrate their businesses; and

•   the diversion of management time on transaction-related issues.

Lucas Energy, Inc.’s forward-looking statements are based on assumptions that Lucas Energy, Inc. believes to be reasonable but that may not prove to be accurate. Victory Energy Corporation’s forward-looking statements are based on assumptions that Victory Energy Corporation believes to be reasonable but that may not prove to be accurate. Neither Lucas Energy, Inc. nor Victory Energy Corporation can guarantee future results, level of activity, performance or achievements. Moreover, neither Lucas Energy, Inc. nor Victory Energy Corporation assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Lucas Energy, Inc. and Victory Energy Corporation assume no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: /s/ Anthony C. Schnur
Name: Anthony C. Schnur
Title: Chief Executive Officer

Date: April 15, 2015

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.1*	Pre-Merger Collaboration Agreement by and between the Company, Victory Energy Corporation, Aurora Energy Partners, Navitus Energy Group and Aurora Energy Holdings LLC (February 26, 2015)
10.2*	Pre-Merger Loan and Funding Agreement between the Company and Victory Energy Corporation (February 26, 2015)
10.3*	Pledge Agreement between the Company as pledger and Victory Energy Corporation as secured party (February 26, 2015)
10.4*	Secured Subordinated Delayed Draw Term Note by the Company in favor of Victory Energy Corporation in the initial amount of $250,000 (February 26, 2015)
10.5*	Form of Subsidiary Guaranty (February 26, 2015)
10.6*	Amendment No. 1 to Pre-Merger Collaboration Agreement (March 3, 2015)
99.1**	Press Release dated March 3, 2015

* Filed as exhibits to the Company’s Current Report on Form 8-K filed with the Commission on March 3, 2015, and incorporated herein by reference.
** Furnished hereto.